Other intangible assets	12 Months Ended
Mar. 31, 2021
Intangible Assets [Abstract]
Other intangible assets
12. Other intangible assets

Other intangible assets mainly comprise software which is written down (amortised) over the period we expect to receive a benefit from the asset. An amortisation expense is charged to the income statement to reflect the reduced value of the asset over time. Amortisation is calculated by estimating the number of years we expect the asset to be used (useful economic life or UEL) and charging the cost of the asset to the income statement equally over this period.

Identifiable intangible assets are recorded at cost less accumulated amortisation and any provision for impairment. Other intangible assets are tested for impairment only if there is an indication that the carrying value of the assets may have been impaired. Impairments of assets are calculated as the difference between the carrying value of the asset and the recoverable amount, if lower. Where such an asset does not generate cash flows that are independent from other assets, the recoverable amount of the cash-generating unit to which that asset belongs is estimated. Impairments are recognised in the consolidated income statement and are disclosed separately. Any assets which suffered impairment in a previous period are reviewed for possible reversal of the impairment at each reporting date.
Internally generated intangible assets, such as software, are recognised only if: i) an asset is created that can be identified; ii) it is probable that the asset created will generate future economic benefits; and iii) the development cost of the asset can be measured reliably. Where no internally generated intangible asset can be recognised, development expenditure is recorded as an expense in the period in which it is incurred.
Other intangible assets are amortised on a straight-line basis over their estimated useful economic lives. Amortisation periods for other intangible assets are:

			Years
Software			3 to 10

	Software £m	Assets in the course of construction £m	Total £m
Cost at 1 April 2019	1,784	384	2,168
Exchange adjustments	45	18	63
Additions	38	314	352
Reclassifications	159	(159)	—
Cost at 1 April 2020	2,026	557	2,583
Exchange adjustments	(102)	(43)	(145)
Additions	7	414	421
Disposals	(47)	(2)	(49)
Reclassifications¹	255	(240)	15
Reclassification to held for sale (note 10)	(19)	—	(19)
Cost at 31 March 2021	2,120	686	2,806
Accumulated amortisation at 1 April 2019	(1,084)	—	(1,084)
Exchange adjustments	(28)	—	(28)
Amortisation charge for the year	(176)	—	(176)
Accumulated amortisation at 1 April 2020	(1,288)	—	(1,288)
Exchange adjustments	61	—	61
Amortisation charge for the year	(196)	—	(196)
Accumulated amortisation of disposals	44	—	44
Reclassification to held for sale (note 10)	16	—	16
Accumulated amortisation at 31 March 2021	(1,363)	—	(1,363)
Net book value at 31 March 2021²	757	686	1,443
Net book value at 31 March 2020	738	557	1,295
1.    Reclassifications includes amounts transferred from property, plant and equipment (see note 13).
2.    The Group has capitalised £298 million (2020: £240 million) in relation to the Gas Business Enablement system in the US, of which £82 million (2020: £30 million) is in service and is being amortised over 10 years, with the remainder included within assets in the course of construction. A further £117 million (2020: £59 million) in relation to our new UK general ledger system is also included within assets in the course of construction as at 31 March 2021, and is expected to be amortised over 10 years once it is commissioned in July 2021.